Morgan Stanley Quality Municipal Securities
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002

Security Date of   Price    Shares   % of   Total          Purcha  Broker
         Purchase  Of       Purchas  Assets Issued         sed
                   Shares   ed                             By
                                                           Fund

Connecti 06/13/02  $105.0   2,000,0  0.59%  $379,500,000   0.53%   M.R.
cutt,              1             00                                Beal,
Ser 2002                                                           Quick &
B                                                                  Reilly,
(Aa2/AA)                                                           Advest,
                                                                   Belle
                                                                   Haven,
                                                                   Fahnesto
                                                                   ck,
                                                                   David
                                                                   Lerner,
                                                                   Loop
                                                                   Capital
                                                                   Mkts,
                                                                   Merrill
                                                                   Lynch,
                                                                   Ramirez,
                                                                   RBC Dain
                                                                   Rauscher
                                                                   ,
                                                                   Roosevel
                                                                   t &
                                                                   Cross,
                                                                   SBK-
                                                                   Brooks,
                                                                   William
                                                                   Blair